UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2010

TIGERLOGIC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-16449	94-3046892
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

25A Technology Drive

Irvine, CA 92618

(Address of principal executive offices, Zip Code)

Registrant’s telephone number, including area code: (949) 442-4400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of TigerLogic Corporation (the “Company”)’s Stockholders held on February 24, 2010 (the “Meeting”), two proposals were submitted. No other proposals were put before the Meeting. The proposals and voting results were as follows:

1. To elect two (2) Class II directors of the Company to serve a term of three (3) years or until their successors are duly elected and qualified:

Richard W. Koe	FOR: 17,919,199	WITHHELD: 243,125

Douglas G. Ballinger	FOR: 18,157,224	WITHHELD: 5,100

The terms of office of the following three directors continued after the meeting: Douglas G. Marshall, Philip D. Barrett, and Gerald F. Chew.

2. To ratify the appointment of KPMG LLP as independent auditors of the Company for the fiscal year ending March 31, 2010:

FOR: 26,567,333	AGAINST: 16,756	ABSTAIN: 61,737	BROKER NON-VOTE: 0

All proposals were approved by the requisite number of votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TIGERLOGIC CORPORATION

Dated: March 2, 2010	By:	/S/ THOMAS LIM
Thomas Lim
Chief Financial Officer